NON-NEGOTIABLE PROMISSORY NOTE

$760,000                                        February 15, 1996

          FOR VALUE RECEIVED, the undersigned, Shoals Acquisition Corp., a Delaware corporation with principal offices at 200 Mamaroneck Avenue, White Plains, New York 10601 (the "Payor") promises to pay to Shoals Supply, Inc. (the "Holder") at the address of the Holder or at such other place as the Holder may designate in writing, the principal sum of Seven Hundred Sixty Thousand ($760,000) Dollars, together with interest at the rate of five and forty nine one-hundredths percent (5.49%) per annum on the unpaid balance of principal accruing from the date hereof.

          Payments of principal, together with payments of interest as aforesaid, shall be made in twenty (20) equal consecutive monthly installments, commencing May 15, 1996, each in the amount of Forty-Three Thousand Seven Hundred Fifty ($43,750) Dollars.
Each quarterly payment shall be applied first to interest as aforesaid and the balance to principal. All unpaid principal and interest represented by this Note shall be due and payable on April 15, 2001.

          Payments of principal and interest shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts.

          This Note may be prepaid in whole or in part by the Payor at any time without premium or penalty of any kind.

          The Holder of this Note shall have the right, upon the giving of ten (10) business days written notice to the Payor, to accelerate this Note and to declare the entire unpaid balance hereof and the obligation evidenced hereby, together with interest to the date of acceleration, immediately due and payable upon the occurrence of any Event of Default (as hereinafter defined), which Event of Default shall be continuing and remain uncured at the end of such ten (10) business days.

          The occurrence of any of the following shall constitute an Event of Default: (i) a default in payment of the principal of, or interest on, this Note when the same shall be due and payable; or (ii) the making by the Payor of an assignment for the benefit of its creditors or the admission in writing by the Payor of its inability to pay its debts as they become due, or the filing by the Payor of a voluntary petition in bankruptcy, or the filing by the Payor of any petition or answer seeking an arrangement, composition or other insolvency relief under the present or any future Federal, state or other bankruptcy or insolvency statute, law or regulation; or (iii) the adjudication of the Payor as a bankrupt, or the commencement of any proceeding against the Payor under the present or any future Federal, state or other bankruptcy or insolvency statute, law or regulation, which proceeding shall remain undismissed or unstayed for an aggregate of ninety (90) days after the commencement thereof.

          In the event that the Holder institutes legal proceedings to enforce this Note, the Payor agrees to pay to the Holder, in addition to any principal and interest due and unpaid, all reasonable costs and expenses of such proceedings, including reasonable attorney's fees, provided that in such legal proceedings it is adjudged that the Holder is entitled to receive payment of the principal and interest evidenced by this Note.

          No delay or failure on the part of the Holder to exercise any power or right shall operate as a waiver thereof and such rights and powers shall be deemed continuous, nor shall failure to exercise any such power or right subject the Holder to any liability.

          Except as specifically provided herein, the Payor waives presentment for payment, demand, notice of non-payment of this Note, protest and notice of protest, and consents that the Holder may extend the time for payment of any part or the whole of the debt at any time without affecting the rights of the Holder against any person liable hereunder.

          This Note is subject in all respects to the terms and provisions of the Asset Purchase Agreement, dated the date hereof, among the Payor, the Holder and the Shareholder (as defined therein), and may not be negotiated, transferred or assigned without the prior written consent of the Payor.

          IN WITNESS WHEREOF, and intending to be legally bound, the Payor has caused this Note to be signed by its President pursuant to order of the Board of Directors.

                                   SHOALS ACQUISITION CORP.

                                   By:___________________________
                                      Leigh J. Abrams, President
                                      and Chief Executive Officer

                             GUARANTY

     For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Drew Industries Incorporated, hereby guarantees the full and prompt payment and performance of the foregoing Non-Negotiable Promissory Note.

                                   DREW INDUSTRIES INCORPORATED

                                   By:___________________________
                                      Leigh J. Abrams, President
                                      and Chief Executive Officer